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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated August 26, 2003, accompanying the consolidated financial statements of Pacific Biometrics, Inc. included in the Annual Report on Form 10-KSB for the year ended June 30, 2003 which are incorporated by reference in this Registration Statement. We hereby consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

Seattle, Washington
October 15, 2003